CERTIFICATION PURSUANT TO RULE 30A-2(A) UNDER THE 1940 ACT AND SECTION 906
                           OF THE SARBANES-OXLEY ACT

I, Mitchell Tanzman, Co-Chief Executive Officer of UBS Juniper Crossover Fund L.L.C. (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2.    The information  contained in the Report fairly presents,  in all
               material  respects,   the  financial  condition  and  results  of
               operations of the Registrant.

Date:    August 25, 2004                    /s/ Mitchell Tanzman
     ----------------------        ---------------------------------------------
                                   Mitchell Tanzman, Co-Chief Executive Officer
                                   (principal executive officer)

I, Gregory Brousseau, Co-Chief Executive Officer of UBS Juniper Crossover Fund L.L.C. (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2.    The information  contained in the Report fairly presents,  in all
               material  respects,   the  financial  condition  and  results  of
               operations of the Registrant.

Date:    August 25, 2004                    /s/ Gregory Brousseau
     ----------------------        ---------------------------------------------
                                   Gregory Brousseau, Co-Chief Executive Officer
                                   (principal executive officer)

I, Michael Mascis, Chief Financial Officer of UBS Juniper Crossover Fund L.L.C. (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2.    The information  contained in the Report fairly presents,  in all
               material  respects,   the  financial  condition  and  results  of
               operations of the Registrant.


Date:    August 25, 2004                    /s/ Michael Mascis
     ----------------------        ---------------------------------------------
                                   Michael Mascis, Chief Financial Officer
                                   (principal financial officer)